EXHIBIT 10.4

PATENT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

THIS PATENT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (“Agreement”), dated ________ __, 2012, is by and between MMAX Media, Inc., a Nevada corporation, with its chief executive office at 511 NE 3rd Avenue, Suite 100, Fort Lauderdale, Fl  33301 (“Debtor”) in favor of ________________________, _______________, whose address is ________________________________________________ (collectively the “Secured Party”).

W I T N E S S E T H :

WHEREAS, Debtor has adopted, used and is using, and is the owner of the entire right, title, and interest in and to the patents and applications therefor described in Exhibit A hereto and made a part hereof; and

WHEREAS, Secured Party has entered or is about to enter into a financing arrangement pursuant to which Secured Party may make loans and advances and provide other financial accommodations to Debtor as evidenced by Borrower’s Secured Promissory Note in the original principal amount of ______________ THOUSAND DOLLARS ($__________.00) dated of even date herewith, by and between Secured Party and Debtor (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Note”) and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Agreement (all of the foregoing, together with the Note, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”); and

WHEREAS, in order to induce Secured Party to enter into the Financing Agreements and to make loans and advances and provide other financial accommodations to Debtor pursuant thereto, Debtor has agreed to grant to Secured Party certain collateral security as set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:

1. Grant of Security Interest.  As collateral security for the prompt performance, observance and indefeasible payment in full of the Note, Debtor hereby grants to Secured Party a continuing security interest in and a general lien upon, and a conditional assignment of, the following (being collectively referred to herein as the “Collateral”):  (a) all of Debtor’s now existing or hereafter acquired right, title, and interest in and to all of Debtor’s interest in any patents and all applications, registrations and recordings relating to the foregoing as may at any time be filed in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof, any political subdivision thereof or in any other country, including, without limitation, those patents, applications, registrations and recordings described in Exhibit A hereto, together with all rights and privileges arising under applicable law with respect to Debtor’s use of any patents and all reissues, divisions, continuations, extensions and renewals thereof (all of the foregoing being collectively referred to herein as the “Patents”); (b) all present and future inventions and improvements described and claimed therein; (c) all income, fees, royalties and other payments at any time due or payable with respect thereto, including, without limitation, payments under all licenses at any time entered into in connection therewith; (d) the right to sue for past, present and future infringements thereof; (e) all rights corresponding thereto throughout the world; and (f) any and all other proceeds of any of the foregoing, including, without limitation, all damages and payments or claims by Debtor against third parties for past or future infringement of the Patents.

2. Note Secured. The security interest, lien and other interests granted to Secured Party, pursuant to this Agreement shall secure the prompt performance, observance and payment in full of any and all of the Note.

3. Representations, Warranties and Covenants.  Debtor hereby represents, warrants and covenants with and to Secured Party the following (all of such representations, warranties and covenants being continuing so long as the Note is outstanding):

(a) Debtor shall pay and perform the Note according to its terms.

(b) All of the existing Collateral is valid and subsisting in full force and effect, and Debtor owns the sole, full and clear title thereto, and the right and power to grant the security interest and conditional assignment granted hereunder.  Debtor shall, at Debtor’s expense, perform all acts and execute all documents necessary to maintain the existence of the Collateral consisting of registered Patents as registered patents and to maintain all of the Collateral as valid and subsisting, including, without limitation, the filing of any renewal affidavits and applications.  The Collateral is not subject to any liens, claims, mortgages, assignments, licenses, security interests or encumbrances of any nature whatsoever, except:  (i) the security interests granted hereunder, and (ii) the licenses permitted under Section 3(e) below.

(c) Debtor shall not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license relating to the Collateral, or otherwise dispose of any of the Collateral, in each case without the prior written consent of Secured Party.  Nothing in this Agreement shall be deemed a consent by Secured Party to any such action, except as such action is expressly permitted hereunder.

(d) Debtor shall, at Debtor’s expense, promptly perform all acts and execute all documents requested at any time by Secured Party to evidence, perfect, maintain, record or enforce the security interest in and conditional assignment of the Collateral granted hereunder or to otherwise further the provisions of this Agreement.  Debtor hereby authorizes Secured Party to file one or more financing statements (or similar documents) with respect to the Collateral.  Debtor further authorizes Secured Party to have this Agreement or any other similar security agreement filed with the United States Commissioner of Patents and Trademarks or any other appropriate federal, state or government office.

(e) As of the date hereof, Debtor does not have any Patents registered, or subject to pending applications, in the United States Patent and Trademark Office or any similar office or agency in the United States of America, any State thereof, any political subdivision thereof or in any other country, other than those described in Exhibit A hereto and has not granted any licenses with respect thereto other than as set forth in Exhibit B hereto.

(f) Debtor shall, concurrently with the execution and delivery of this Agreement, execute and deliver to Secured Party five (5) originals of a Special Power of Attorney in the form of Exhibit C annexed hereto for the implementation of the assignment, sale or other disposition of the Collateral pursuant to Secured Party’s exercise of the rights and remedies granted to Secured Party hereunder.

(g) Secured Party may, in its discretion, pay any amount or do any act which Debtor fails to pay or do as required hereunder or as requested by Secured Party to preserve, defend, protect, maintain, record or enforce the Note, the Collateral, or the security interest and conditional assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, attorneys’ fees and legal expenses.  Debtor shall be liable to Secured Party for any such payment, which payment shall be deemed an advance by Secured Party to Debtor, shall be payable on demand together with interest at the rate then applicable to the Note and shall be part of the Note secured hereby.

(h) Debtor shall not file any application for the registration of a Patent with the United States Patent and Trademark Office or any similar office or agency in the United States of America, any State thereof, any political subdivision thereof or in any other country, unless Debtor has given Secured Party thirty (30) days prior written notice of such action.  If, after the date hereof, Debtor shall (i) obtain any patent, including any reissue, division, continuation, continuation-in-part, or extension of any patent, file any patent application, including any application for reissue or extension of any patent, or any divisional, continuation, or continuation-in-part application in the United States Patent and Trademark Office or in any similar office or agency in the United States of America, any State thereof, any political subdivision thereof or in any other country, or (ii) become the owner of any patent or new patentable inventions used in the United States of America, or any State thereof, political subdivision thereof or in any other country, the provisions of Section 1 hereof shall automatically apply thereto.  Upon the request of Secured Party, Debtor shall promptly execute and deliver to Secured Party any and all assignments, agreements, instruments, documents and such other papers as may be requested by Secured Party to evidence the security interest in and conditional assignment of such Patent in favor of Secured Party.

(i) Debtor has not abandoned any of the Patents and Debtor will not do any act, nor omit to do any act, whereby the Patents may become abandoned, invalidated, unenforceable, avoided, or avoidable.  Debtor shall notify Secured Party immediately if it knows or has reason to know of any reason why any application, registration, or recording with respect to the Patents may become abandoned, canceled, invalidated, avoided, or avoidable.

(j) Debtor shall render any assistance, as Secured Party shall determine is necessary, to Secured Party in any proceeding before the United States Patent and Trademark Office, any federal or state court, or any similar office or agency in the United States of America, any State thereof, any political subdivision thereof or in any other country, to maintain such application and registration of the Patents as Debtor’s exclusive property and to protect Secured Party’s interest therein, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference, and cancellation proceedings.

(k) No material infringement or unauthorized use presently is being made of any of the Patents that would adversely affect in any material respect the fair market value of the Collateral or the benefits of this Agreement granted to Secured Party, including, without limitation, the validity, priority or perfection of the security interest granted herein or the remedies of Secured Party hereunder.  There has been no judgment holding any of the Patents invalid or unenforceable, in whole or in part, nor is the validity or enforceability of any of the Patents presently being questioned in any litigation or proceeding to which Debtor is a party. Debtor shall promptly notify Secured Party if Debtor (or any affiliate or subsidiary thereof) learns of any use by any person of any other process or product which infringes upon any Patent.  If requested by Secured Party, Debtor, at Debtor’s expense, shall join with Secured Party in such action as Secured Party, in Secured Party’s discretion, may deem advisable for the protection of Secured Party’s interest in and to the Patents.

(l) Debtor assumes all responsibility and liability arising from the use of the Patents and Debtor hereby indemnifies and holds Secured Party harmless from and against any claim, suit, loss, damage, or expense (including attorneys’ fees and legal expenses) arising out of any alleged defect in any product manufactured, promoted, or sold by Debtor (or any affiliate or  subsidiary thereof) in connection with any Patent or out of the manufacture, promotion, labeling, sale or advertisement of any such product by Debtor (or any affiliate or subsidiary thereof).  The foregoing indemnity shall survive the payment of the Note, and the termination of this Agreement.

(m) Debtor shall promptly pay Secured Party for any and all expenditures made by Secured Party pursuant to the provisions of this Agreement or for the defense, protection or enforcement of the Note, the Collateral, or the security interests and conditional assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, and attorneys’ fees and legal expenses.  Such expenditures shall be payable on demand, together with interest at the rate then applicable to the Note set forth in the Financing Agreements and shall be part of the Note secured hereby.

4. Rights and Remedies.  At any time a default in the performance of any of the Financing Agreements exists or has occurred and is continuing, in addition to all other rights and remedies of Secured Party, whether provided under this Agreement, the Note, the other Financing Agreements, applicable law or otherwise, Secured Party shall have the following rights and remedies which may be exercised without notice to, or consent by, Debtor except as such notice or consent is expressly provided for hereunder:

(a) Secured Party may require that neither Debtor nor any affiliate or subsidiary of Debtor make any use of the Patents for any purpose whatsoever.  Secured Party may make use of any Patents for the sale of goods, completion of work-in-process or rendering of services or otherwise in connection with enforcing any other security interest granted to Secured Party by Debtor or any subsidiary or affiliate of Debtor or for such other reason as Secured Party may determine.

(b) Secured Party may grant such license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as Secured Party shall in its discretion deem appropriate.  Such license or licenses may be general, special or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and all foreign countries.

(c) Secured Party may assign, sell or otherwise dispose of the Collateral or any part thereof, either with or without special conditions or stipulations except that if notice to Debtor of intended disposition of Collateral is required by law, the giving of five (5) days prior written notice to Debtor of any proposed disposition shall be deemed reasonable notice thereof and Debtor waives any other notice with respect thereto.  Secured Party shall have the power to buy the Collateral or any part thereof, and Secured Party shall also have the power to execute assurances and perform all other acts which Secured Party may, in its discretion, deem appropriate or proper to complete such assignment, sale, or disposition.  In any such event, Debtor shall be liable for any deficiency.

(d) In addition to the foregoing, in order to implement the assignment, sale, or other disposition of any of the Collateral pursuant to the terms hereof, Secured Party may at any time execute and deliver on behalf of Debtor, pursuant to the authority granted in the Powers of Attorney described in Section 3(f) hereof, one or more instruments of assignment of the Patents (or any application, registration, or recording relating thereto), in form suitable for filing, recording, or registration.  Debtor agrees to pay Secured Party on demand all costs incurred in any such transfer of the Collateral, including, but not limited to, any taxes, fees, and attorneys’ fees and legal expenses.  Debtor agrees that Secured Party has no Note to preserve rights to the Patents against any other parties.

(e) Secured Party may first apply the proceeds actually received from any such license, assignment, sale or other disposition of any of the Collateral to the costs and expenses thereof, including, without limitation, attorneys’ fees and all legal, travel and other expenses which may be incurred by Secured Party.  Thereafter, Secured Party may apply any remaining proceeds to the Note as Secured Party may in its discretion determine.  Debtor shall remain liable to Secured Party for any portion of the Note remaining unpaid after the application of such proceeds, and Debtor shall pay Secured Party on demand any such unpaid amount, together with interest at the rate then applicable to the Note.

(f) Debtor shall supply to Secured Party or to Secured Party’s designee, Debtor’s knowledge and expertise relating to the manufacture, sale and distribution of the products and services to which the Patents relate and Debtor’s customer lists and other records relating to the Patents and the distribution thereof.

(g) All of Secured Party’s rights and remedies, whether provided under this Agreement, the other Financing Agreements, applicable law, or otherwise, shall be cumulative and not exclusive and shall be enforceable alternatively, successively, or concurrently as Secured Party may deem expedient.  No failure or delay on the part of Secured Party in exercising any of its options, power or rights or partial or single exercise thereof, shall constitute a waiver of such option, power or right.

5. Jury Trial Waiver; Other Waivers and Consents; Governing Law.

(a) The validity, interpretation and enforcement of this Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Florida, but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Florida.

(b) Debtor irrevocably consents and submits to the non-exclusive jurisdiction of the Broward County Circuit Court of the State of Florida and the United States District Court for the Southern District of Florida, whichever Secured Party may elect, and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute with respect to any such matters shall be heard only in the courts described above (except that Secured Party shall have the right to bring any action or proceeding against Debtor or its property in the courts of any other jurisdiction which Secured Party deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Debtor or its property).

(c) Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Secured Party’s option, by service upon Debtor in any other manner provided under the rules of any such courts.  Within thirty (30) days after such service, Debtor shall appear in answer to such process, failing which Debtor shall be deemed in default and judgment may be entered by Secured Party against Debtor for the amount of the claim and other relief requested.

(d) DEBTOR AND SECURED PARTY EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF DEBTOR AND SECURED PARTY IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  DEBTOR AND SECURED PARTY EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT DEBTOR OR SECURED PARTY MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF DEBTOR AND SECURED PARTY TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(e) Secured Party shall not have any liability to Debtor (whether in tort, contract, equity or otherwise) for losses suffered by Debtor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Secured Party that the losses were the result of acts or omissions constituting gross negligence or willful misconduct by Secured Party.  In any such litigation, Secured Party shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement.

6. Miscellaneous.

(a) All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed to have been duly given or made:  if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by registered or certified mail, return receipt requested, five (5) days after mailing.  All notices, requests and demands upon the parties are to be given to the following addresses (or to such other address as any party may designate by notice in accordance with this Section):

If to Debtor:	MMAX Media, Inc.
511 NE 3rd Avenue, Suite 100
Fort Lauderdale, Fl 33301
Attention: Chief Executive Officer
If to Secured Party:

Fort Lauderdale, Florida

(b) Notices and other communications to Secured Party hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Secured Party or as otherwise determined by Secured Party.  Unless Secured Party otherwise requires, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided, that, if such notice or other communication is not given during the normal business hours of the recipient, such notice shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communications is available and identifying the website address therefor.

(c) All references to the plural herein shall also mean the singular and to the singular shall also mean the plural.  All references to Debtor and Secured Party pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns.  The words “hereof,” “herein,” “hereunder,” “this Agreement” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.  An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 6(f) hereof.  All references to the term “Person” or “Persons” herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture or other entity or any government or any agency, instrumentality or political subdivision thereof.

(d) This Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon Debtor and its successors and assigns and inure to the benefit of and be enforceable by Secured Party and its successors and assigns.

(e) If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

(f) Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Secured Party.  Secured Party shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of their respective rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Secured Party.  Any such waiver shall be enforceable only to the extent specifically set forth therein.  A waiver by Secured Party of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Secured Party would otherwise have on any future occasion, whether similar in kind or otherwise.

(g) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of any such agreement by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

AUTHORIZED REPRESENTATIVE OF SECURED PARTY.  Debtor hereby acknowledges and agrees, and Secured Party by its execution below hereby confirms, that A.J. NASSAR, or his duly acknowledged successor or assign, shall be the sole authorized representative of Secured Party and that all parties named in above and named in the definition of “Secured Party” have authorized A.J. NASSAR to act on their behalf in all matters in connection with this Agreement.  Debtor and Secured Party further acknowledge and agree that Debtor shall have no obligation to respond to any request or demand in all matters in connection with this Agreement from any named Secured Party other than A.J. NASSAR and payment or settlement or performance to A.J. NASSAR in all matters in connection with this Agreement shall bind all named Secured Parties.

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IN WITNESS WHEREOF, Debtor and Secured Party have executed this Agreement as of the day and year first above written.

MMAX Media, Inc.
a Nevada corporation

By:

Print Name:	Title:

Print Name:

Print Name:	A.J. NASSAR

Title: Authorized Secured Party Representative

Print Name:

EXHIBIT A

TO

PATENT COLLATERAL ASSIGNMENT

AND SECURITY AGREEMENT

LIST OF PATENTS AND PATENT APPLICATIONS

Patent Description	Registration Number	Registration Date	Expiration Date

Patent Application	Application/Serial Number	Application Date

A-1

EXHIBIT B

TO

PATENT COLLATERAL ASSIGNMENT

AND SECURITY AGREEMENT

LIST OF LICENSES

B-1

EXHIBIT C

TO

PATENT COLLATERAL ASSIGNMENT

AND SECURITY AGREEMENT

SPECIAL POWER OF ATTORNEY

STATE OF _______________

)

  ss.:

COUNTY OF _____________

)

KNOW ALL MEN BY THESE PRESENTS, that MMAX Media, Inc., a Nevada corporation (“Debtor”), having an office at 511 NE 3rd Avenue, Suite 100, Fort Lauderdale, Fl  33301, hereby appoints and constitutes, severally, A.J. NASSAR as authorized representative of __________________________, _______________, whose address is ________________________________________________ (collectively the “Secured Party”), its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Debtor:

1. Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Secured Party, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Debtor in and to any patents and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.

2. Execution and delivery of any and all documents, statements, certificates or other papers which Secured Party, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.

This Power of Attorney is made pursuant to a Patent Collateral Assignment and Security Agreement, dated of even date herewith, by and between Debtor and Secured Party (the “Security Agreement”) and is subject to the terms and provisions thereof.  This Power of Attorney, being coupled with an interest, is irrevocable until the “Note”, as such term is defined in the Security Agreement, are paid in full and the Security Agreement is terminated in writing by Secured Party.

Dated:  ________ __, 2011

MMAX Media, Inc.

a Nevada corporation

By:___________________________________

Title:__________________________________

STATE OF _______________

)

)  ss.:

COUNTY OF _____________

)

On this ____ day of ____________ 2011, before me personally came ___________________, to me known, who being duly sworn, did depose and say, that he is the ____________ of MMAX Media, Inc., a Nevada corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the member and/or managers of said corporation.

                _____________________________

Notary Public